UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

Weber Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40702	61-1999408
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
1415 S. Roselle Road Palatine, IL		60067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 934-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	WEBR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 9, 2021, Weber Inc. (the “Company”) closed its initial public offering (“IPO”) of 17,857,143 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $14.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-257824), as amended (the “Registration Statement”). In connection with the IPO, the Company completed the Reorganization Transactions (as defined in the Registration Statement), including by entering into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

a Tax Receivable Agreement, dated as of August 9, 2021, by and among the Company, Weber HoldCo LLC, a Delaware limited liability company (“Weber HoldCo”), and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Registration Rights Agreement, dated as of August 9, 2021, by and among the Company and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Stockholders Agreement, dated as of August 9, 2021, by and among the Company and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference; and

•

the Amended and Restated Limited Liability Company Agreement of Weber HoldCo, dated as of August 9, 2021, by and among the Company, Weber HoldCo and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

In addition, in connection with the closing of the IPO and using part of the proceeds therefrom, the Company repaid $220.10 million of term loans under its secured credit facility.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the reorganization incident to the IPO, the Company issued 236,994,533 shares of Class B Common Stock, par value $0.00001 per share (the “Class B Common Stock”), to the Pre-IPO LLC Members (as defined in the Registration Statement). The shares of Class B Common Stock were issued for nominal consideration in reliance on the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that the transaction did not involve a public offering.

The number of shares of Class B Common Stock that were issued corresponds to the number of non-voting common interest units of Weber HoldCo (“LLC Units”) issued to the Pre-IPO LLC Members. Pursuant to the terms of the Amended and Restated Limited Liability Company Agreement of Weber HoldCo, each holder of LLC Units has the right to require Weber HoldCo to redeem all or a portion of its LLC Units for, at the Company’s election, newly issued shares of Class A Common Stock on a one-for-one basis or a cash payment equal to the volume weighted average market price of one share of Class A Common Stock for each LLC Unit redeemed (subject to customary adjustments, including for stock splits, stock dividends and reclassifications). Additionally, in the event of a redemption request by a holder of LLC Units, the Company may, at its option, effect a direct exchange of cash or Class A Common Stock for LLC Units in lieu of such a redemption. A corresponding number of shares of Class B Common Stock will be canceled on a one-for-one basis if the Company or Weber HoldCo, following a redemption request of a holder of LLC Units, redeems or exchanges LLC Units of such holder of LLC Units.

No underwriters were involved in the issuance and sale of the shares of Class B Common Stock.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On August 5, 2021, in connection with the Reorganization Transactions, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A description of the Certificate of Incorporation is included in the Registration Statement.

Amended and Restated By-laws

On August 5, 2021, in connection with the Reorganization Transactions, the Company amended and restated its By-laws (as amended and restated, the “By-laws”). A copy of the By-laws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A description of the By-laws is included in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated By-laws of the Company

10.1	Tax Receivable Agreement, dated August 9, 2021, by and among the Company, Weber HoldCo and each of the other persons and entities party thereto

10.2	Registration Rights Agreement, dated August 9, 2021, by and among the Company and the other persons and entities party thereto

10.3	Stockholders Agreement, dated August 9, 2021, by and among the Company and each of the other persons and entities party thereto

10.4	Amended and Restated Limited Liability Company Agreement of Weber HoldCo LLC, dated August 9, 2021, by and among the Company, Weber HoldCo and the other persons and entities party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBER INC.

Date: August 11, 2021	By:	/s/ Philip J. Zadeik
Name: Philip J. Zadeik
Title: General Counsel